Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25P

SEVENTEENTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Seventeenth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Whereas, the parties, under the Fifteenth Amendment, amended the Agreement to provide an end to end test environment and related pricing; and

Whereas, the parties have, pursuant to the foregoing, entered into good faith negotiation and discovery related to the end to end test environment; and

Whereas, as a result of the discussions described herein, the parties agree to amend the Agreement as provided herein.

Now Therefore, CSG and Customer agree to the following upon the Effective Date:

Section 8 entitled "End to End Testing and Pricing End to End Test Environment" of the Fifteenth Amendment, dated January 11, 2011 (CSG document no. 2306672), shall be deleted in its entirety and replaced with the following:

i.      No later than October 30, 2011, CSG and Customer will enter into a Statement of Work (the “CTER SOW”) pursuant to which CSG will agree to provide the Technical Services to create an end-to-end prerelease Customer Test Environment Region (the “CTER”) with ******* ******** (******) ************ *** **** (*****)***** (*) *********** *** ****** (*****) and implemented to support ****** (**) ******* of ************ *** ****** (******) for the Products and Services ”) identified in the CTER SOW.  Any additional products/services added to CTER will be provided to Customer on ** **** **** * **** **** ****** ******* (**%) ****** ***** pursuant to a mutually agreed upon Statement of Work, unless otherwise stated therein.  Customer may request CSG to make Customer-purchased custom solutions compatible with the CTER and assist with its deployment pursuant to a mutually agreed upon Statement of Work.  Unless otherwise agreed to in a statement of work or other document duly executed by both parties, Customer will host custom solutions made available pursuant to the CTER.

ii.

CSG shall invoice Customer a support fee of $********* per ***** in consideration for the delivery of the CTER to be delivered pursuant to CTER SOW once the CTER is certified by CSG as being operational and made available for Customer’s use.  The foregoing support fee shall be invoiced

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*******, in arrears, starting after the ***** **** ***** after certification and subject to the ****** increases permitted by the Agreement.  If certification occurs after the ***** ** *** *****, it shall be pro-rated for that ***** *****.  Customer must provide no less than ****** (**) ****' written notice prior to termination of the CTER.  The support fee for the final ***** of the CTER will be due in full regardless of the date of notice of termination was provided. For the support fee provided herein, Customer shall receive the following:

➢

CSG’s maintenance of the CTER with new production prerelease code including maintenance, issue report (“IR”), fixes and updated production prerelease(s); new production prerelease code implemented approximately *** (*) ***** prior to ***** ******** to production and approximately **** (*) ***** ***** to ***** ******** to production (CSG's ***** and ***** ******** are regularly scheduled software updates to CSG products.)

➢	CSG monitoring of all system components to ensure that such components are operational (including hardware, software, and all application components) and system access
➢	CSG’s provision of help desk support with respect to the CTER via CSG's Solution Support Center (“SSC”) as follows:
•	Tickets for issue resolution support can be called into the SSC any time but will only be worked between the hours of ****** * ****** ***, Monday through Friday
•	Tickets will be logged no higher than a ******** ***** * and handled through CSG standard procedures, pursuant to published Service Level Agreements
•	There will be no on-call, after hours, or holiday support
•

The CTER is a quality assurance (“QA”) region and will not be supported 24/7; support will be provided during normal business hours, Monday-Friday (****** * **** ***).  ****** **** *** ****** ********* * ****** ********* and ***** **** ****** ************** *****; no on-call, after hours, or holiday support.  Expectations for nightly test batch cycle completion and test online availability are identical to those for QAHA.

➢

Provide ongoing CTER support via Customer's Strategic Business Unit (“SBU”), production implementation manager ("PIM") and client implementation analyst ("CIA"), consistent with support currently provided to the existing prerelease environment through implementation and on-going support.

iii.   The CTER has been sized for ****** (**) ******* ** ************ *** ****** (****). If Customer’s usage of the environment exceeds the ****** (**) **** for any **** (*) **** within a ******** *****, Customer will be charged $****** per **** per ***** for the ****** ****** ** **** in ****** of/over ****** (**) ****.  MIPS capacity will be reset at ****** (**) each ***** and any amount in excess shall be provided as identified herein, but in any event shall be no less than ****** (**) ****.  The foregoing is subject to the ****** increases permitted by the Agreement.

iv.   Customer-requested refreshes of the CTER will be documented in a statement of work and will be provided for the fixed fee of $********* per refresh excluding change orders.  The foregoing fixed fee is subject to the annual increases permitted by the Agreement.

v.    Customer agrees and acknowledges that the support fees provided in this subsection are for the initial set up of the CTER and ongoing operations of the CTER, but shall not include ongoing services such as configuration modification and/or changes to the CTER (other than configuration modification or changes required to maintain compatibility and functionality of the test environment as specifically identified in the CTER SOW), which shall be provided on a time and materials basis.  In addition, Customer shall accept production prerelease code within the CTER approximately *** (*) to **** (*) ***** prior to the ********** ******* **** and, subsequently, as needed until the ***** ********** **** is ******** ** provide Customer with the ability to perform regression testing.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ John Birrer	By: /s/ Michael J. Henderson
Title: SVP Customer Experience	Title: EVP Sales & Marketing
Name: John Birrer	Name: Michael J. Henderson
Date: 11/1/11	Date: 11/4/11